SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549





                                    FORM 8-K

                                 CURRENT REPORT



                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934



Date of Report: May 11, 2000


                              CYPRESS CAPITAL, INC.
                                 --------------
             (Exact name of registrant as specified in its charter)



Nevada                        000-28567                84-1521101
----------------              -------------            ------------
(State or other               (Commission              (IRS Employer
jurisdiction of               File Number)             Identification No.)
incorporation)

                  234 Columbine, #300B, Denver, Colorado 80206
           ----------------------------------------------------------
                                    (ADDRESS)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE (303) 422-8127




                                       1
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ITEM 1.   CHANGES IN CONTROL OF REGISTRANT

     On May 6, 2000, U.S. Crude, Ltd. entered into a Share Purchase Agreement with certain control shareholders of Cypress Capital, Inc. in which U.S. Crude, Ltd. is to acquire for 18,675,000 shares, which are all of the shares outstanding of the Registrant, from the certain control shareholders for purposes of accomplishing a Merger of U.S. Crude, Ltd. and Cypress Capital, Inc. Cypress Capital, Inc. and U.S. Crude, Ltd. intend to complete a merger with U.S. Crude, Ltd. being the surviving company.

ITEM 2.   ACQUISITION OR DISPOSITION OF ASSETS

          None.

ITEM 3.   BANKRUPTCY OR RECEIVERSHIP

          None.

ITEM 4.   CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

          None.

ITEM 5.   OTHER EVENTS

          None.

ITEM 6.   RESIGNATION AND APPOINTMENT OF DIRECTORS

     Three directors of U.S. Crude, Ltd. will form the Board after the merger of the companies. The business experience of the directors will be disclosed in a subsequent 8-K filing.

ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIALS, & EXHIBITS

          Financial Statements -        None

          Exhibits -                    10.1 Share Purchase Agreement



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:  May 11, 2000                               Cypress Capital, Inc.


                                                  By:/s/Bernard Pracko
                                                  Bernard Pracko, President